EXHIBIT 99.1

athenahealth, Inc. Reports Fourth-Quarter and Full-Year 2007 Results

 -- 35% Revenue Growth, Compared to Same Quarter Last Year
 -- Non-GAAP Adjusted Quarterly Net Income of $2.4 Million or $0.07
    Per Share
 -- 13% Adjusted EBITDA Margin, Compared to Breakeven in Same Quarter
    Last Year

WATERTOWN, Mass., March 5, 2008 (PRIME NEWSWIRE) -- athenahealth, Inc. (Nasdaq:ATHN), a leading provider of internet-based business services for physician practices, today announced financial results for the fourth-quarter and the full-year of 2007.

Total revenue for the three months ended December 31, 2007 was $28.2 million, compared to $20.8 million for the same period last year, an increase of 35%. Full year 2007 revenue was $100.8 million, compared to full year 2006 revenue of $75.8 million, an increase of 33%.

"We are pleased with our 2007 financial performance and we are thrilled with the progress we have made in building out the depth and breadth of our national network for physicians," said Jonathan Bush, Chairman and Chief Executive Officer of athenahealth.

For the three months ended December 31, 2007, the Company's Non-GAAP Adjusted EBITDA of $3.7 million was 13% of revenue, compared to a breakeven Non-GAAP Adjusted EBITDA for the same period last year. GAAP net income in the quarter was $2.1 million, compared to a GAAP net loss of $2.7 million in the same period last year. Non-GAAP adjusted net income for the quarter was $2.4 million, compared to a Non-GAAP adjusted net loss of $2.3 million in the same period last year.

"We were pleased to achieve our 32nd consecutive quarter of organic revenue growth," said Carl Byers, Chief Financial Officer. "As we grow, we will look to expand profitability given our scalable operating model."

For the year ended December 31, 2007, the Company's Non-GAAP Adjusted EBITDA of $11.3 million was 11% of revenue, compared to Non-GAAP Adjusted EBITDA for 2006 of $0.7 million which was 1% of revenue. For 2007, the GAAP net loss was $3.5 million, compared to a GAAP net loss of $9.2 million in 2006. Non-GAAP adjusted net income for the year ended December 31, 2007 was $3.5 million, compared to a Non-GAAP adjusted net loss of $7.8 million in 2006.

Key metrics and milestones in the fourth-quarter and full-year 2007 included the following:

 -- $769 million in cash collections posted to client accounts in the fourth quarter of 2007, compared to $575 million in the same quarter of 2006

 -- $2.7 billion in cash collections posted to client accounts in all of 2007, compared to $2.0 billion in all of 2006

 -- 9,423 active physicians live in the fourth quarter of 2007, compared to 7,393 in the same quarter of last year

 -- Announced the purchase of an operations facility in Maine

 -- During the fourth-quarter of 2007, the Company presented at the
    Merrill Lynch Health Services Investor Conference and the 19th
    Annual Piper Jaffray Health Care Conference

As of December 31, 2007, the Company had cash and short-term investments of $71.9 million and short- and long-term debt of $1.4 million. The Company retired approximately $22.2 million of debt in the fourth quarter of 2007, including $17.0 million retired on December 31st.

A reconciliation of the Company's financial results determined in accordance with United States generally accepted accounting principles (GAAP) to certain non-GAAP financial measures has been provided in the financial statement tables included in this press release. An explanation of these measures is also included below under the heading "Explanation of Non-GAAP Financial Measures."

Conference Call Information

athenahealth will conduct a conference call on Wednesday, March 5, 2008, at 5:00 p.m. Eastern Time to discuss its financial results, quarterly highlights and management's outlook for future financial and operational performance. To access athenahealth's live conference call and webcast, dial 888-778-8884 or 913-312-0841 (international), and use confirmation code: 4802096. A live webcast and replay will also be available shortly after the call is completed on the Company's investor web site: http://investors.athenahealth.com/events.cfm. A replay of the conference call will be available by calling 888-203-1112 or 719-457-0820 (international), pass code 4802096.

About athenahealth

athenahealth is a leading provider of internet-based business services for physician practices. The Company's service offerings are based on proprietary web-native practice management and electronic medical record (EMR) software, a continuously updated payer knowledge-base and integrated back-office service operations. For more information visit www.athenahealth.com or call (888) 652-8200.

Explanation of Non-GAAP Financial Measures

athenahealth management believes that in order to properly understand the Company's short-term and long-term financial trends, investors may wish to consider the impact of certain non-cash or non-recurring items, when used as a supplement to financial performance measures in accordance with GAAP. These items result from facts and circumstances that vary in frequency and/or impact on continuing operations. In addition, management uses results of operations before such items to evaluate the operational performance of the company and as a basis for strategic planning. Investors should consider these non-GAAP measures in addition to, and not as a substitute for, financial performance measures in accordance with GAAP. In addition to the description provided below, reconciliation of GAAP to non-GAAP results is provided in the financial statement tables included in this press release.

In this press release, the Company has reported a non-GAAP financial measure it refers to as "adjusted EBITDA," which the Company defines as GAAP (generally accepted accounting principles) net income (loss) before provision for income taxes, net interest expense, other expense, depreciation and amortization, stock-based compensation expense and cumulative effect of change in accounting principle. The Company has also reported in this press release a non-GAAP financial measure it refers to as "adjusted net income (loss)," which the Company defines as GAAP net income (loss) before other expense, stock-based compensation expense and cumulative effect of change in accounting principle. In its upcoming conference call, the Company may report a non-GAAP financial measure it refers to as "adjusted gross margin" which the Company defines as total revenues less direct operating expense plus stock-based compensation expense allocated to direct operating expense divided by total revenues. These non-GAAP financial measures, as the Company defines them, may not be similar to non-GAAP measures used by other companies.

Management believes that "adjusted EBITDA", "adjusted gross margin" and "adjusted net income (loss)" provide useful information to investors about the Company's performance because it eliminates the effects of period-to-period changes in costs associated with capital investments, net income from interest on the Company's cash and marketable securities, stock-based compensation expense and similar expense which are not directly attributable to the underlying performance of the Company's business operations. Management uses "adjusted EBITDA", "adjusted gross margin" and "adjusted net income (loss)" in evaluating the overall performance of the Company's business operations and believes this performance measure provides useful information to investors.

With respect to stock-based compensation expense, the Company advises investors that it adopted FASB Statement No. 123R, Share-Based Payments, effective January 1, 2006, which requires that share-based payments, including employee stock options, be measured at their fair value and recorded as compensation expense in the Company's financial statements. Prior to the adoption of FAS 123R, the Company was required to record stock-based compensation expense using the awards' intrinsic value which generally resulted in no compensation expense being recorded in the financial statements. In accordance with the modified prospective method the Company used to adopt FAS 123R, the Company's financial statements for prior periods have not been restated to reflect, and do not include, changes in the method to expense share-based payments, including employee stock options, at their fair values.

Though management finds "adjusted EBITDA", "adjusted gross margin" and "adjusted net income (loss)" useful for evaluating aspects of the Company's business, its reliance on these measures is limited because excluded items can have a material effect on the Company's earnings (or losses) calculated in accordance with GAAP. Therefore, management uses "adjusted EBITDA", "adjusted gross margin" and "adjusted net income (loss)" in conjunction with GAAP earnings (loss) in evaluating the overall performance of the Company's business operations. The Company believes that "adjusted EBITDA", "adjusted gross margin" and "adjusted net income (loss)" provides investors with an additional tool for evaluating the Company's core performance, which management uses in its own evaluation of overall performance, and a base-line for assessing the future earnings potential of the Company. While the GAAP results are more complete, the Company prefers to allow investors to have this supplemental metric since, with reconciliation to GAAP, it may provide greater insight into the Company's financial results. Management does not intend the presentation of this non-GAAP financial measure to be considered in isolation or as a substitute for results prepared in accordance with GAAP. These non-GAAP financial measures should be read only in conjunction with the Company's consolidated financial statements prepared in accordance with GAAP.

Forward-Looking Statements

This press release contains forward-looking statements which are made pursuant to the safe harbor provisions of Private Securities Litigation Reform Act of 1995, including statements regarding expectations for future financial performance, expected growth and business outlook, and the benefits of the Company's service offerings. The forward-looking statements in this release do not constitute guarantees of future performance. These statements are neither promises nor guarantees, and are subject to a variety of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. In particular, the risks and uncertainties include, among other things: our history of operating losses and fluctuating operating results; our variable sales and implementation sales cycles, which may result in fluctuations in our quarterly results; risk associated with our expectations regarding the timing and likelihood of achieving profitability; the highly competitive industry in which we operate and the relative immaturity of the market for our service offerings; the risk that our services offerings will not operate in the manner that we expect, including interruptions in service or errors or omissions that may occur in our rules engine and databases; and the evolving and complex government regulatory compliance environment in which we and our clients operate. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. athenahealth, Inc. undertakes no obligation to update or revise the information contained in this press release, whether as a result of new information, future events or circumstances or otherwise. For additional disclosure regarding these and other risks faced by athenahealth, Inc., see the disclosure contained in our public filings with the Securities and Exchange Commission, available on its investor relations website at http://www.athenahealth.com and on the SEC's website at http://www.sec.gov.

                           athenahealth, Inc.
                      CONSOLIDATED BALANCE SHEETS
        (unaudited, in thousands, except per share amounts)

                                            December 31  December 31
                                                2007         2006
                                            ------------------------
                      Assets
 Current assets:
  Cash and cash equivalents                 $   71,891    $    4,191
  Short-term investments                            --         5,545
  Accounts receivable, net of allowance of
   $775 and $565 at December 31, 2007 and
   2006, respectively                           14,155        10,009
  Prepaid expenses and other current assets      2,643         1,610
                                            ----------    ----------
   Total current assets                         88,689        21,355

 Property and equipment - net                   11,298        13,481
 Restricted cash                                 1,713         3,170
 Software development costs - net                1,851         1,720
 Other assets                                       85           247
                                            ----------    ----------

 Total assets                               $  103,636    $   39,973
                                            ==========    ==========

 Liabilities, Convertible Preferred Stock and Stockholders' Equity
  (Deficit)
 Current liabilities:
  Line of credit                            $       --    $    7,204
  Current portion of long-term debt                463         3,116
  Accounts payable                               1,048         1,130
  Accrued compensation expenses                  6,451         5,025
  Accrued expenses                               3,725         2,609
  Deferred revenue                               4,243         3,614
  Current portion of deferred rent               1,029           948
                                            ----------    ----------
   Total current liabilities                    16,959        23,646

 Warrant liability                                  --         2,423
 Deferred rent, net of current portion          10,223        11,108
 Long term debt, net of current portion            935        16,973
                                            ----------    ----------

 Total liabilities                              28,117        54,150
                                            ==========    ==========
 Convertible preferred stock, $0.01 par
  value - no shares authorized, issued or
  outstanding at December 31, 2007; 26,390
  shares authorized, 22,332 shares issued
  and 21,531 shares outstanding at December
  31, 2006; at redemption value                     --        50,094
 Stockholders' equity (deficit):
 Preferred stock, $0.01 par value - 5,000
  shares authorized and no shares issued and
  outstanding at December 31, 2007; no
  shares issued no shares authorized, issued
  and outstanding at December 31, 2006:             --            --
 Common stock, $0.01 par value - 125,000
  shares authorized, 33,613 shares issued,
  32,335 shares outstanding at December 31,
  2007; 50,000 shares authorized, 5,281
  shares issued and 4,804 shares outstanding
  at December 31, 2006                             336            53
 Additional paid-in capital                    144,994         2,090
 Treasury stock, at cost, 1,278 shares          (1,200)       (1,200)
 Accumulated other comprehensive income
  (loss)                                            72           (34)
 Accumulated deficit                           (68,683)      (65,180)
                                            ----------    ----------

 Total stockholders' equity (deficit)           75,519       (64,271)
                                            ----------    ----------

 Total liabilities, convertible preferred
  stock and stockholders' equity (deficit)  $  103,636    $   39,973
                                            ==========    ==========

                               athenahealth, Inc.
                     CONSOLIDATED STATEMENTS OF OPERATIONS
             (unaudited, in thousands, except per share amounts)

                                Three Months Ended       Year Ended
                                   December 31,         December 31,
                                ------------------  ------------------
                                  2007      2006      2007      2006
                                --------  --------  --------  --------
                                 (in thousands except per share data)
 Revenue:
  Business services             $ 26,534  $ 19,485  $ 94,182  $ 70,652
  Implementation and other         1,631     1,361     6,591     5,161
                                --------  --------  --------  --------
   Total revenue                  28,165    20,846   100,773    75,813
                                --------  --------  --------  --------
 Expenses(1):
  Direct operating                12,235     9,906    46,135    36,530
  Selling and marketing            4,569     4,397    17,212    15,645
  Research and development         2,025     2,257     7,476     6,903
  General and administrative       6,010     4,426    19,922    16,347
  Depreciation and amortization    1,216     1,650     5,541     6,238
                                --------  --------  --------  --------
   Total expenses                 26,055    22,636    96,286    81,663
                                --------  --------  --------  --------
 Operating income (loss)           2,110    (1,790)    4,487    (5,850)
 Other income (expense):
  Interest income                  1,059       121     1,415       372
  Interest expense                (1,283)     (788)   (3,682)   (2,671)
  Other expense                       --      (257)   (5,689)     (702)
                                --------  --------  --------  --------
   Total other expense              (224)     (924)   (7,956)   (3,001)
                                --------  --------  --------  --------
 Income (loss) before income
  taxes and cumulative
  effect of change in accounting
  principle                        1,886    (2,714)   (3,469)   (8,851)
  Income tax provision               183        --       (34)       --
                                --------  --------  --------  --------
 Income (loss) before
  cumulative effect of change
  in accounting principle          2,069    (2,714)   (3,503)   (8,851)
 Cumulative effect of change in
 accounting principle                 --        --        --      (373)
                                --------  --------  --------  --------

 Net income (loss)              $  2,069  $ (2,714) $ (3,503) $ (9,224)
                                ========  ========  ========  ========
 Net income (loss) per share -
  basic before cumulative
  effect of change in
  accounting principle          $   0.06  $  (0.58) $  (0.28) $  (1.88)
   Cumulative effect of change
    in accounting principle           --        --        --     (0.08)
                                --------  --------  --------  --------

   Net income (loss) per share -
    basic                       $   0.06  $  (0.58) $  (0.28) $  (1.96)
                                ========  ========  ========  ========

 Net income (loss) per share -
  diluted before cumulative
  effect of change in
  accounting principle          $   0.06  $  (0.58) $  (0.28) $  (1.88)
  Cumulative effect of change
   in accounting principle            --        --        --     (0.08)
                                --------  --------  --------  --------
   Net income (loss) per share
    - diluted                   $   0.06  $  (0.58) $  (0.28) $  (1.96)
                                ========  ========  ========  ========

 Weighted average shares
   Basic                          32,315     4,708    12,568     4,708
   Diluted                        34,891     4,708    12,568     4,708

(unaudited, in thousands)      Three months ended      Year ended
                                   December 31,         December 31,
                                ------------------  ------------------
                                  2007      2006      2007      2006
                                --------  --------  --------  --------

 (1) Stock-based compensation
  charged to:
 Direct operating               $     45  $     21  $    181  $     64
 Selling and marketing                13        12        97        43
 Research and development             82        16       260        53
 General and administrative          234       136       773       196
                                --------  --------  --------  --------
  Total                         $    374  $    185  $  1,311  $    356
                                ========  ========  ========  ========

 (unaudited, in thousands)      Three months ended      Year ended
                                   December 31,         December 31,
                                ------------------  ------------------
                                  2007      2006      2007      2006
                                --------  --------  --------  --------
 Revenue                        $ 28,165  $ 20,846  $100,773  $ 75,813

 Net income (loss)                 2,069    (2,714)   (3,503)   (9,224)
 Provision for income taxes         (183)       --        34        --
 Interest expense, net               224       667     2,267     2,299
 Other expense                        --       257     5,689       702
 Depreciation and amortization     1,216     1,650     5,541     6,238
 Stock-based compensation
  expense                            374       185     1,311       356
 Cumulative effect of change in
  accounting principle                --        --        --       373
                                --------  --------  --------  --------
 Adjusted EBITDA                $  3,700  $     45  $ 11,339  $    744
                                ========  ========  ========  ========

 Adjusted EBITDA margin             13.1%      0.2%     11.3%      1.0%
                                ========  ========  ========  ========

Set forth below is a breakout of stock-based compensation expense for the year ended December 31, 2007 and 2006 (no amounts were capitalized):

 (unaudited, in thousands)      Three months ended      Year ended
                                   December 31,         December 31,
                                ------------------  ------------------
                                  2007      2006      2007      2006
                                --------  --------  --------  --------

 (1) Stock-based compensation
  charged to:
 Direct operating               $     45  $     21  $    181  $     64
 Selling and marketing                13        12        97        43
 Research and development             82        16       260        53
 General and administrative          234       136       773       196
                                --------  --------  --------  --------
  Total                         $    374  $    185  $  1,311  $    356
                                ========  ========  ========  ========

Set forth below is a reconciliation of our "adjusted EBITDA" to our net income (loss), the most directly comparable financial measure calculated and presented in accordance with GAAP.

 (unaudited, in thousands)      Three months ended      Year ended
                                   December 31,         December 31,
                                ------------------  ------------------
                                  2007      2006      2007      2006
                                --------  --------  --------  --------
 Revenue                        $ 28,165  $ 20,846  $100,773  $ 75,813

 Net income (loss)                 2,069    (2,714)   (3,503)   (9,224)
 Provision for income taxes         (183)       --        34        --
 Interest expense, net               224       667     2,267     2,299
 Other expense                        --       257     5,689       702
 Depreciation and amortization     1,216     1,650     5,541     6,238
 Stock-based compensation
  expense                            374       185     1,311       356
 Cumulative effect of change in
  accounting principle                --        --        --       373
                                --------  --------  --------  --------
 Adjusted EBITDA                $  3,700  $     45  $ 11,339  $    744
                                ========  ========  ========  ========

 Adjusted EBITDA margin             13.1%      0.2%     11.3%      1.0%
                                ========  ========  ========  ========

Set forth below is a reconciliation of our "adjusted net income (loss)" to our net income, the most directly comparable financial measure calculated and presented in accordance with GAAP.

 (unaudited, in thousands except per share amounts)

                                   Three months
                                      ended             Year ended
                                    December 31,        December 31,
                                 -----------------   -----------------
                                   2007      2006      2007     2006
                                 -------   -------   -------   -------
 Net income (loss)               $ 2,069   $(2,714)  $(3,503)  $(9,224)
 Other expense                      --         257     5,689       702
 Stock-based compensation
  expense                            374       185     1,311       356
 Cumulative effect of
  change in accounting
  principle                         --        --        --         373
                                 -------   -------   -------   -------
 Adjusted net income
   (loss)                        $ 2,443   $(2,272)  $ 3,497   $(7,793)
                                 =======   =======   =======   =======

 Weighted average shares
  - diluted                       34,891     4,708    12,568     4,708

 Adjusted net income
  (loss) per share
  - diluted                      $  0.07   $ (0.48)  $  0.28   $ (1.66)

 Set forth below is a presentation of our "adjusted gross margin":

 (unaudited, in thousands)         Three months
                                      ended             Year ended
                                   December 31,         December 31,
                                ------------------  ------------------
                                  2007      2006      2007      2006
                                --------  --------  --------  --------
 Total revenue                  $ 28,165  $ 20,846  $100,773  $ 75,813
 Direct operating
  expense                         12,235     9,906    46,135    36,530
                                --------  --------  --------  --------
 Total revenue less
  direct operating
  expense                         15,930    10,940    54,638    39,283
 Stock-based compensation
  expense allocated to
  direct operating expense            45        21       181        64
                                --------  --------  --------  --------
 Adjusted gross profit          $ 15,975  $ 10,961  $ 54,819  $ 39,347
                                ========  ========  ========  ========
 Adjusted gross margin             56.7%     52.6%     54.4%     51.9%
                                ========  ========  ========  ========

CONTACT:  athenahealth, Inc.
          Media
          John Hallock, Director, Corporate Communications
            (617) 402-1428
            media@athenahealth.com
          Investors
          Carl Byers, Chief Financial Officer
            (617) 402-1113
            investorrelations@athenahealth.com